AMENDMENT No. 4
TO
ACUITY BRANDS, INC
AMENDED AND RESTATED SEVERANCE AGREEMENT

THIS AMENDMENT made and entered into as of the 27th day of October, 2014, by and between ACUITY BRANDS, INC. (the “Company”) and MARK A. BLACK (“Executive”);

W I T N E S S E T H

WHEREAS, the Company and Executive entered into a Severance Agreement, dated as of November 19, 2008 (“Severance Agreement”), and amended as of October 28, 2009, March 30, 2010, and March 28, 2014, providing for the payment of certain compensation and benefits to Executive if Executive’s employment is terminated under certain circumstances; and

WHEREAS, the parties now desire to amend the Severance Agreement in the manner hereinafter provided;

NOW, THEREFORE, the Severance Agreement is hereby amended, as follows:

1.
Section 4.2 is hereby amended by deleting “80%” from clause (i) and substituting “90%” in lieu thereof.
2.
This Amendment to the Severance Agreement shall be effective as of the date of this Amendment. Except as hereby modified, the Severance Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

COMPANY

EXECUTIVE                     ACUITY BRANDS, INC.

______________________________        By: ______________________________
MARK A. BLACK                     Vernon J. Nagel
Chairman, President and CEO